Supplement to currently effective Statement of Additional Information of each of the listed funds


Scudder Balanced Fund                                       Scudder Money Market Series
Scudder California Tax Free Fund                            Scudder New York Tax Free Fund
Scudder California Tax Free Money Fund                      Scudder New York Tax Free Money Fund
Scudder Classic Growth Fund                                 Scudder Ohio Tax Free Fund
Scudder GNMA Fund                                           Scudder Pathway Series:
Scudder Government Money Market Series                        Conservative Portfolio
Scudder High Yield Bond Fund                                  International Portfolio
Scudder High Yield Tax Free Fund                            Scudder Pennsylvania Tax Free Fund
Scudder Limited Term Tax Free Fund                          Scudder Small Company Value Fund
Scudder Managed Municipal Bonds                             Scudder Tax Free Money Fund
Scudder Massachusetts Limited Term Tax Free Fund            Scudder Tax Free Money Market Series
Scudder Massachusetts Tax Free Fund                         Scudder Value Fund
Scudder Medium Term Tax Free Fund                           Scudder 21st Century Growth Fund
Scudder Micro Cap Fund

At special meetings of shareholders, a majority of the shareholders of each Fund and Series listed above approved a proposal which gives the respective Board of Directors or Board of Trustees the discretion to retain the current distribution arrangement for the Fund or Series while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


October 31, 1997